Exhibit 10.7

Iron Horse Acquisitions Corp. II

____________________, 2025

Bengochea SPAC Sponsors I LLC

Re: Agreement with Respect to Administrative Services

Ladies and Gentlemen:

This letter will confirm our agreement that, commencing on the effective date (the “Effective Date”) of the registration statement (the “Registration Statement”) for the initial public offering (the “IPO”) of securities of Iron Horse Acquisitions Corp. II (the “Company”) and continuing until the earlier of (i) the consummation by the Company of an initial business combination or (ii) 24 months from the date of the consummation by the Company of its IPO (in each case as described in the Registration Statement) (such earlier date hereinafter referred to as the “Termination Date”), Bengochea SPAC Sponsors II LLC (the “Sponsor”) shall (a) make available to the Company certain office space and administrative and support services as may be required by the Company from time to time, and (b) arrange for certain services to be provided by its Chief Executive Officer and consultants to assist us with our search for a target business following our IPO, in exchange for which the Company shall pay the Sponsor the aggregate sum of $50,000 per month, in each case, starting on the Effective Date and continuing monthly thereafter until the Termination Date. The Sponsor hereby agrees that it does not have any right, title, interest or claim of any kind in or to any monies that may be set aside in a trust account (the “Trust Account”) to be established upon the consummation of the IPO (the “Claim”) and hereby waives any Claim it may have in the future as a result of, or arising out of, any negotiations, contracts or agreements with the Company and will not seek recourse against the Trust Account for any reason whatsoever. Notwithstanding anything to the contrary herein, this letter constitutes the entire agreement between the parties hereto and supersedes all prior or contemporaneous agreements or representations, written or oral, between the parties hereto regarding the administrative services.

Very truly yours,

IRON HORSE ACQUISITIONS CORP. II

By:
	Name:	Jose Antonio Bengochea
	Title:	Chief Executive Officer

AGREED TO AND ACCEPTED BY:

BENGOCHEA SPAC SPONSORS II LLC

By:
	Name:	Jose Antonio Bengochea
	Title:	Founder and Authorized Representative